Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure of other current assets [Abstract]
Schedule of other current assets

	As at December 31,
	2022	2021
	$ Thousands
Advances to suppliers	1,219	459
Inventories	1,928	1,706
Prepaid expenses	10,004	6,639
Input tax receivable	4,660	5,029
Indemnification asset (1)	-	9,047
Deposits in connection with projects under construction (2)	35,475	16,398
Others	5,670	4,101
	58,956	43,379

(1)	Relates to compensation receivable from OPC Hadera contractor as a result of the delay in the construction of the Hadera Power Plant. Please refer to Note 18.A.2.a for further details.
(2)
Relates to collateral provided to secure a hedging agreement in CPV Valley amounting to $20 million (2021: Nil) and collaterals provided in connection with renewable energy projects under development in the United States amounting to $15 million.